UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 26, 2005

Memory Pharmaceuticals Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50642	04-3363475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Philips Parkway, Montvale, New Jersey		07645
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(201) 802 - 7100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Memory Pharmaceuticals Corp., (the "Registrant") issued a press release today announcing that it has completed the dosing portion of the safety and tolerability study of MEM 1003 in Alzheimer’s patients. The Registrant also announced that it now expects to commence dosing patients with mild to moderate Alzheimer’s disease in a Phase 2a clinical trial in the next several weeks.

A copy of the press release that includes these announcements is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Memory Pharmaceuticals Corp.

September 26, 2005	By:	/s/ Jzaneen Lalani

Name: Jzaneen Lalani
Title: Vice President, Legal Affairs

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Exhibit Index

Exhibit No.	Description

8.1	Memory Pharmaceuticals Corp., (the "Registrant") issued a press release today announcing that it has completed the dosing portion of the safety and tolerability study of MEM 1003 in Alzheimer's patients. The Registrant also announced that it now expects to commence dosing patients with mild to moderate Alzheimer's disease in a Phase 2a clinical trial in the next several weeks.